                                                                     EXHIBIT 24

                                POWER OF ATTORNEY


         The undersigned officer and/or director of Bigmar, Inc. (the "Company"), does hereby constitute and appoint John G. Tramontana, Philippe Rohrer and Cynthia R. May, or any of them, my true and lawful attorneys and agents, each with power of substitution, to do any and all acts and things in my name and on my behalf in any and all capacities, and to execute any and all instruments for me and in my name in any and all capacities, which said attorneys or agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-3 for the resale by selling stockholders of shares of Common Stock of the Company issued pursuant to private placement transactions between October, 1998 and August, 1999, including specifically but without limitation, power and authority to sign for me in my name in any and all capacities, any and all amendments (including post-effective amendments) to such Registration Statement, and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.




December 8, 1999                              /s/  John G. Tramontana
                                              -------------------------

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


         The undersigned officer and/or director of Bigmar, Inc. (the "Company"), does hereby constitute and appoint John G. Tramontana, Philippe Rohrer and Cynthia R. May, or any of them, my true and lawful attorneys and agents, each with power of substitution, to do any and all acts and things in my name and on my behalf in any and all capacities, and to execute any and all instruments for me and in my name in any and all capacities, which said attorneys or agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-3 for the resale by selling stockholders of shares of Common Stock of the Company issued pursuant to private placement transactions between October, 1998 and August, 1999, including specifically but without limitation, power and authority to sign for me in my name in any and all capacities, any and all amendments (including post-effective amendments) to such Registration Statement, and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.




December 8, 1999                              /s/ Philippe Rohrer
                                              -------------------------

                                                                     EXHIBIT 24

                                POWER OF ATTORNEY


         The undersigned officer and/or director of Bigmar, Inc. (the "Company"), does hereby constitute and appoint John G. Tramontana, Philippe Rohrer and Cynthia R. May, or any of them, my true and lawful attorneys and agents, each with power of substitution, to do any and all acts and things in my name and on my behalf in any and all capacities, and to execute any and all instruments for me and in my name in any and all capacities, which said attorneys or agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-3 for the resale by selling stockholders of shares of Common Stock of the Company issued pursuant to private placement transactions between October, 1998 and August, 1999, including specifically but without limitation, power and authority to sign for me in my name in any and all capacities, any and all amendments (including post-effective amendments) to such Registration Statement, and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.




December 8, 1999                              /s/  Cynthia R. May
                                              -------------------------

                                                                     EXHIBIT 24

                                POWER OF ATTORNEY


         The undersigned officer and/or director of Bigmar, Inc. (the "Company"), does hereby constitute and appoint John G. Tramontana, Philippe Rohrer and Cynthia R. May, or any of them, my true and lawful attorneys and agents, each with power of substitution, to do any and all acts and things in my name and on my behalf in any and all capacities, and to execute any and all instruments for me and in my name in any and all capacities, which said attorneys or agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-3 for the resale by selling stockholders of shares of Common Stock of the Company issued pursuant to private placement transactions between October, 1998 and August, 1999, including specifically but without limitation, power and authority to sign for me in my name in any and all capacities, any and all amendments (including post-effective amendments) to such Registration Statement, and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.




December 8, 1999                              /s/  Bernard Kramer
                                              -------------------------

                                                                     EXHIBIT 24

                                POWER OF ATTORNEY


         The undersigned officer and/or director of Bigmar, Inc. (the "Company"), does hereby constitute and appoint John G. Tramontana, Philippe Rohrer and Cynthia R. May, or any of them, my true and lawful attorneys and agents, each with power of substitution, to do any and all acts and things in my name and on my behalf in any and all capacities, and to execute any and all instruments for me and in my name in any and all capacities, which said attorneys or agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-3 for the resale by selling stockholders of shares of Common Stock of the Company issued pursuant to private placement transactions between October, 1998 and August, 1999, including specifically but without limitation, power and authority to sign for me in my name in any and all capacities, any and all amendments (including post-effective amendments) to such Registration Statement, and I do hereby ratify and confirm all that the said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.




December 8, 1999                               /s/  Massimo Pedrani
                                               -------------------------